UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2005

THESTREET.COM, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-25779	06-1515824
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14 Wall Street, 15th Floor, New York, New York (Address of Principal Executive Offices)		10005 (Zip Code)

Registrant's telephone number, including area code: (212) 321-5000

N/A
(Former name or former address, if changed from last report)

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2—Financial Information

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by TheStreet.com, Inc. on June 28, 2005 (the “Prior Report”), by providing the following information called for by Item 2.05. The Prior Report is incorporated herein by reference.

Item 2.05.    Costs Associated with Exit or Disposal Activities.

In the Prior Report, TheStreet.com, Inc. (the “Company”) reported the Company’s commitment to a plan to discontinue the operations of its wholly owned subsidiary Independent Research Group LLC (“IRG Research”). At that time, the Company was unable in good faith to make a determination of an estimate or range of estimates required by paragraphs (b), (c) and (d) of Item 2.05 of Form 8-K and indicated that, as permitted by Item 2.05, the Company would file an amended report on Form 8-K under this Item 2.05 within four business days after it makes a determination of such estimates or range of estimates.

The following table sets forth (i) for each major type of cost associated with the discontinuation of operations of IRG Research, an estimate of the total amount expected to be incurred in connection with such discontinuation of operations, (ii) an estimate of the total amount expected to be incurred in connection with such discontinuation of operations, and (iii) an estimate of the amount of the charge that will result in future cash expenditures:

Balance Sheet Write-Offs:	Estimated Amounts (in thousands)
Prepaid expenses	91.8
Computer software	95.4
Furniture and equipment	131.2
Leasehold improvements	224.2
Intangible assets	395.9
Credit on deferred rent payable (1)	(271.9)
666.6
Cash Expenditures:
Employee termination costs	1,134.3
Lease termination costs	513.9
Contract termination costs	68.6
1,716.8

Total	2,383.4

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(1) The deferred rent payable is the unamortized value of rent concessions received from the landlord (including free rent and rent credits), which is the difference between (i) the total rent expense pursuant to IRG Research’s 10½ -year lease at 44 Wall Street under U.S. generally accepted accounting principles recorded during the period from the inception of the lease to the date of the disposal, and (ii) the actual cash rent payments made during such period.

Statements contained in this current report on Form 8-K/A relating to plans, strategies, objectives, economic performance and trends and other statements that are not descriptions of historical facts may be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking information is subject to inherent risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, the factors set forth under the heading “Risk Factors” and elsewhere in the Company’s quarterly reports on Form 10-Q, and in other documents filed by the Company with the Securities and Exchange Commission from time to time, including, without limitation, the Company’s annual report on Form 10-K for the year ended December 31, 2004. Forward-looking statements may be identified by terms such as “may”, “will”, “should”, “could”, “expects”, “plans”, “intends”, “anticipates”, “believes”, “estimates”, “predicts”, “forecasts”, “potential”, or “continue” or similar terms or the negative of these terms. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements. The Company has no obligation to update these forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THESTREET.COM, INC. (Registrant)

Date: August 3, 2005	By:	/s/ Thomas J. Clarke, Jr.
Thomas J. Clarke, Jr.
Chief Executive Officer